Summary of Significant Accounting Policies (Brooklyn ImmunoTherapeutics, LLC) (10-K)	12 Months Ended
Dec. 31, 2019
Summary of Significant Accounting Policies
3.	Summary of Significant Accounting Policies and Estimates

Consolidation—The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates—Preparing the Company’s consolidated financial statements requires it to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, the Company evaluates its estimates, including those related to deferred costs and revenues; depreciation of fixed assets; allowance for doubtful accounts; site equipment to be installed; stock-based compensation assumptions; impairment of fixed assets, software development costs, intangible assets and goodwill; contingencies, including the reserve for sales tax inquiries; and the provision for income taxes, including the valuation allowance. The Company bases its estimates on a combination of historical experience and various other assumptions that it believes are reasonable under the circumstances. Actual results may differ materially from these estimates.

Cash and Cash Equivalents—The Company considers all highly liquid investment instruments with original maturities of three months or less, or any investment redeemable without penalty or loss of interest, to be cash equivalents.

Capital Resources— In September 2018, the Company entered into a loan and security agreement with Avidbank (the “Original LSA”) that provides for a $4,000,000 48-month term loan, all of which the Company used to pay-off the $4,050,000 of principal borrowed from its then-existing lender.. As of December 31, 2019, $2,750,000 was outstanding under the term loan. The Company recorded debt issuance costs of $23,000, which includes a $20,000 facility fee. The debt issuance costs are being amortized to interest expense using the effective interest rate method over the life of the loan. The unamortized balance of the debt issuance costs as of December 31, 2019 was $11,000 and is recorded as a reduction of long-term debt. The Company has no more borrowing availability under this credit facility.

On March 12, 2020, the Company entered into an amendment to its loan and security agreement with Avidbank. In connection with entering into the amendment, the Company made a $433,000 payment on its term loan, which includes the $83,333 monthly principal payment plus accrued interest for March 2020 and a $350,000 principal prepayment, thereby reducing the outstanding principal balance of its term loan to $2.0 million. Under the terms of the amendment, the Company’s financial covenants were changed, the maturity date of its term loan was changed from September 28, 2022 to December 31, 2020 (and as a result, the Company classified the total outstanding principal balance as a current liability on its balance sheet as of December 31, 2019), and commencing on April 30, 2020, the Company must make principal plus accrued interest payments on the last day of each month, such that its term loan will be repaid by December 31, 2020. The principal payment the Company must make each month will be $125,000 for each of April, May and June, $300,000 for each of July, August, September, October and November, and $125,000 for December.

Assessments of Functional Currencies—The United States dollar is the Company’s functional currency, except for its operations in Canada where the functional currency is the Canadian dollar. The financial position and results of operations of the Canadian subsidiary is measured using the foreign subsidiary’s local currency as the functional currency. In accordance with Accounting Standards Codification (“ASC”) No. 830, Foreign Currency Matters, revenues and expenses of its foreign subsidiary have been translated into U.S. dollars at weighted average exchange rates prevailing during the period. Assets and liabilities have been translated at the rates of exchange on the balance sheet date. The resulting translation gain and loss adjustments are recorded as a separate component of shareholders’ equity, unless there is a sale or complete liquidation of the underlying foreign investments. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. For the years ended December 31, 2019 and 2018, the Company recorded $48,000 of foreign currency transaction losses and $41,000 in foreign currency transaction gains, respectively, due to settlements of intercompany transactions, re-measurement of intercompany balances with its Canadian subsidiary and other non-functional currency denominated transactions, which are included in other income in the accompanying statements of operations. Fluctuations in the rate of exchange between the U.S. dollar and Canadian dollar may affect the Company’s results of operations and period-to-period comparisons of its operating results. The Company does not currently engage in hedging or similar transactions to reduce these risks. For the year ended December 31, 2019, the net impact to the Company’s results of operations from the effect of exchange rate fluctuations was immaterial.

Allowance for Doubtful Accounts—The Company maintains allowances for doubtful accounts for estimated losses resulting from nonpayment by its customers. The Company reserves for all accounts that have been suspended or terminated from its Buzztime network services and for customers with balances that are greater than a predetermined number of days past due. The Company analyzes historical collection trends, customer concentrations and creditworthiness, economic trends and anticipated changes in customer payment patterns when evaluating the adequacy of its allowance for doubtful accounts for specific and general risks. Additional reserves may also be established if specific customers’ balances are identified as potentially uncollectible. If the financial condition of its customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Site Equipment to be Installed—Site equipment to be installed consists of fixed assets related to the Company’s tablet platform that have not yet been placed in service and are stated at cost. These assets remain in site equipment to be installed until it is installed at the Company’s customer sites. For tablet platform customers that are under sales-type lease arrangements, the cost of the equipment is recognized in direct costs upon installation. For all other tablet platform customers, the cost of the equipment is reclassified to fixed assets upon installation and depreciated over its estimated useful life. The Company evaluates the recoverability of site equipment to be installed for impairment whenever events or circumstances indicate that the carrying amounts of such assets may not be recoverable. Recoverability is measured by comparing the carrying amount of an asset or asset group to estimated undiscounted future net cash flows expected to be generated. If the carrying amount of the asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values, and third-party independent appraisals, as considered necessary.

Due to the termination of our relationship with Buffalo Wild Wing corporate-owned restaurants and most of its franchisees in November 2019, Buffalo Wild Wings offered the Company the opportunity to take back title to all of the tablets, cases and charging trays located at sites that terminated service with the Company at zero cost to the Company other than for shipping and related charges of approximately $175,000. As a result, the Company received approximately 45,000 tablets and cases and approximately 4,500 charging trays during the fourth quarter of 2019. Many of these items are the Company’s newer technology tablets and cases that can be redeployed to its customer sites or used in other possible partnerships. Although the Company has not yet completed its assessment of the items it received to determine how many the Company will ultimately retain, the Company determined that it would no longer have a future use for certain older tablets and cases it had on hand. Accordingly, during the quarter ended December 31, 2019, the Company recognized a loss of approximately $580,000 for the disposition of those older tablets and related cases recorded in site equipment to be installed for which it did not expect to generate future cash flows. Total loss for the disposition of site equipment for the year ended December 31, 2019 was approximately $591,000. There were no indications of impairment for the year ended December 31, 2018.

Fixed Assets—Fixed assets are recorded at cost. Equipment under finance leases is recorded at the present value of future minimum lease payments. The Company evaluates the recoverability of our fixed assets for impairment whenever events or circumstances indicate that the carrying amounts of such assets may not be recoverable. If the carrying amount of the asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. Due to the tablets, cases and charging trays the Company received as a result of the termination of the relationship with Buffalo Wild Wing corporate-owned restaurants and most of its franchisees in November 2019 discussed above, the Company determined that it would no longer have a future use for certain older tablets and cases it had on hand. Accordingly, during the quarter ended December 31, 2019, the Company recognized a loss of approximately $96,000 primarily for the disposition of those older tablets and the related cases recorded in fixed assets for which the Company did not expect to generate future cash flows. Total loss for the disposition of fixed assets for the year ended December 31, 2019 was approximately $127,000. There were no indications of impairment for the year ended December 31, 2018.

Depreciation of fixed assets is computed using the straight-line method over the estimated useful lives of the assets. Depreciation of leasehold improvements and fixed assets under finance leases is computed using the straight-line method over the shorter of the estimated useful lives of the assets or the lease period.

The Company incurs a relatively significant level of depreciation expense in relation to its operating income. The amount of depreciation expense in any fiscal year is largely related to the equipment located at the Company’s customers’ sites that are not under sales-type lease arrangements. Such equipment includes the Classic Playmaker, tablet, other associated electronics and the computers located at customer’s sites (collectively, “Site Equipment”). The components within Site Equipment are depreciated over one to three years based on the shorter of the contractual finance lease period or the estimated useful life, which considers anticipated technology changes. Machinery and equipment are depreciated over three to five years, furniture and fixtures is depreciated over five to seven years and the vehicle is depreciated over five years. If the Company’s fixed assets turn out to have longer lives, on average, than estimated, then its depreciation expense would be significantly reduced in those future periods. Conversely, if the fixed assets turn out to have shorter lives, on average, than estimated, then its depreciation expense would be significantly increased in those future periods. As of December 31, 2019, the Company determined there were no changes to the estimated useful lives for any of its assets.

Goodwill—Goodwill represents the excess of costs over fair value of assets of businesses acquired (reporting unit). Goodwill and intangible assets acquired in a purchase combination determined to have an indefinite useful life are not amortized, but instead are assessed annually, or at interim periods, for impairment based on qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of the reporting unit is less than its carrying amount. Such qualitative factors include macroeconomic conditions, industry and market considerations, cost factors, overall financial performance and other relevant events. If after assessing the totality of events or circumstances the Company determines it is more likely than not that the fair value of the reporting unit is less than its carrying amount, then the Company must perform the one-step impairment test outlined in ASC No. 350, Intangibles – Goodwill and Other.

The Company has goodwill resulting from the excess of costs over the fair value of assets it acquired in 2003 related to its Canadian business (the “Reporting Unit”). The Company performed the quantitative impairment test of its goodwill in each of the years ended December 31, 2019 and 2018, as the Company determined that because of declines in revenue of the Reporting Unit, the decline in the Company’s stock price and other general market conditions, it was more likely than not that there were indications of impairment. The Company used three methods of determining the fair value of the reporting unit: the public company market method, the transaction market method and the income method. Each method was equally weighted to calculate the total estimated fair value, and then the Company compared this fair value to the carrying value of the reporting unit. The impairment test performed during 2018 resulted in the carrying value exceeding the fair value. Accordingly, the Company recognized a goodwill impairment loss of approximately $261,000 during the year ended December 31, 2018. The impairment test performed during 2019 resulted in the fair value exceeding the carrying value. Therefore, the Company did not record any goodwill impairment for the year ended December 31, 2019.

Revenue Recognition—The Company recognizes revenue in accordance with ASC No. 606, Revenue from Contracts with Customers. ASC No. 606 provides a five-step analysis in determining when and how revenue is recognized:

1.	Identify the contract(s) with customers
2.	Identify the performance obligations
3.	Determine the transaction price
4.	Allocate the transaction price to the performance obligations
5.	Recognize revenue when the performance obligations have been satisfied

ASC No. 606 requires revenue recognition to depict the transfer of promised goods or services to customers in an amount that reflects the consideration a company expects to receive in exchange for those goods or services.

The Company generates revenue by charging subscription fees to partners for access to its 24/7 trivia network, charging equipment fees to certain customers for use of tablets and other equipment, by selling and leasing tablet and hardware equipment for custom usage beyond trivia/entertainment, by selling DOOH advertising direct to advertisers and on national ad exchanges, by licensing its entertainment and trivia content to other entities, and by providing professional services such as custom game design or development of new platforms on its existing tablet form factor. Up until February 1, 2020, the Company also generated revenue from hosting live trivia events (see Note 18).

In general, when multiple performance obligations are present in a customer contract, the transaction price is allocated to the individual performance obligation based on the relative stand-alone selling prices, and the revenue is recognized when or as each performance obligation has been satisfied. Discounts are treated as a reduction to the overall transaction price and allocated to the performance obligations based on the relative stand-alone selling prices. All revenues are recognized net of sales tax collected from the customer.

Revenue Streams

The Company disaggregates revenue by material revenue stream as follows:

	Years ended December 31,
	2019		2018
	$	% of Total Revenue	$	% of Total Revenue	Change $	% Change
Subscription revenue	14,278,000	72.1%	16,031,000	68.7%	(1,753,000)	(10.9)%
Hardware revenue	2,350,000	11.9%	3,589,000	15.4%	(1,239,000)	(34.5)%
Other revenue	3,178,000	16.0%	3,715,000	15.9%	(537,000)	(14.5)%
Total	19,806,000	100.0%	23,335,000	100.0%	(3,529,000)	(15.1)%

The following describes how the Company recognizes revenue under ASC No. 606.

Subscription Revenue—The Company recognizes the recurring subscription fees it receives for its services, which includes the Company’s content, over time as customers receive and consume the benefits of such services, the Company’s equipment to access the Company’s content and the installation of the equipment. In general, customers pay for the subscription services during the month in which they receive the services. Due to the timing of providing the services and receiving payment for the services, the Company does not record any unbilled contract asset. Occasionally, a customer will prepay up to one year of services, in which case, the Company will record deferred revenue on the balance sheet related to such prepayment and will recognize the revenue over the time the customer receives the Company’s services. Revenue from installation services is also recorded as deferred revenue and recognized over the longer of the contract term and the expected term of the customer relationship using the straight-line method. The Company has certain contingent performance obligations with respect to repairing or replacing equipment and will recognize any revenue related to the performance of such obligations at the point in time the Company performs them.

Costs associated with installing the equipment are considered direct costs. Costs associated with sales commissions are considered incremental costs for obtaining the contract because such costs would not have been incurred without obtaining the contract. The Company expects to recover both costs through future fees it collects and both costs are recorded in deferred costs on the balance sheet and amortized on a straight-line basis. For installation costs that are of an amount that is less than or equal to the deferred installation revenue for the related contract, the amortization period approximates the longer of the contract term and the expected term of the customer relationship. For any excess costs that exceed the deferred revenue, the amortization period of the excess cost is the initial term of the contract, which is generally one to two years because the Company can still recover that excess cost in the initial term of the contract. The Company amortizes commissions over the longer of the contract term and the expected term of the customer relationship.

Sales-type Lease Revenue—For certain customers that lease equipment under sale-type lease arrangements, the Company recognizes revenue in accordance with ASC No. 842, Leases. Such revenue is recognized at the time of installation based on the net present value of the leased equipment. Interest income is recognized over the life of the lease for customers who have remaining lease payments to make. In the event a customer under a sales-type lease arrangement prepays for the lease in full prior to receiving the equipment under the lease, such amounts are recorded in deferred revenue and recognized as revenue once the equipment has been installed and activated at the customer’s location. The cost of the leased equipment is recognized at the same time as the revenue. The Company does not expect to recognize revenue under sales-type lease arrangements after the year ended December 31, 2019.

Equipment Sales—The Company recognizes revenue from equipment sales at a point in time, which is when control has been transferred to the customer, the customer holds legal title and the customer has significant risks and rewards of ownership. Generally, the Company has determined that any customer acceptance provisions of the equipment is a formality, as the Company has historically demonstrated the ability to produce and deliver similar equipment. If the Company sells equipment with unique specifications, then customer control of the equipment will occur upon customer acceptance as defined in the contract, and revenue will be recognized at that time. Costs associated with the equipment sold is recognized at the same point in time as the revenue.

Advertising Revenue—The Company recognizes advertising revenue either over the time the advertising campaign airs in its customers’ locations or at a point in time by impression. For advertising campaigns that are airing over a specific period of time (regardless of number of impressions), the Company uses the time elapsed output method to measure its progress toward satisfying the performance obligation. When the Company contracts with an advertising agent, the Company shares in the advertising revenue generated with that agent. In these cases, the Company generally recognizes revenue on a net basis, as the agent typically has the responsibility for the relationship with the advertiser and the credit risk. When the Company contracts directly with the advertiser, it will recognize the revenue on a gross basis and will recognize any revenue share arrangement it has with a third party as a direct expense, as the Company has the responsibility for the relationship with the advertiser and the credit risk. Generally, there is no unbilled revenue associated with the Company’s advertising activities.

Content Licensing—The Company licenses content (trivia packages) to a certain customer, who in turn installs the content on its equipment that it sells to its customers. The content license is characterized as a “right to use intellectual property as it exists at the point in time at which the license is granted,” meaning the Company is not expected to undertake activities that affect the intellectual property or any such activities would not affect the intellectual property the customer is using. The content license is considered to be on consignment, and the Company retains title of the licensed content throughout the license period. The Company’s customer has no obligation to pay for the licensed content until the customer sells and installs the content to its customer. Accordingly, the Company recognizes revenue at the point in time when such installation occurs. The Company recognizes costs related to developing the content during the period incurred.

Live Hosted Trivia Revenue—The Company recognize its live-hosted trivia revenue at a point in time, which is when the event takes place. Some customers host their own trivia events and the Company provides the game materials. In these cases, the Company recognizes the revenue at the point in time the Company sends the game materials to the customer. The Company recognizes related costs at the same point in time the revenue is recognized. Generally, there is no unbilled revenue or deferred revenue associated with live hosted trivia events. The Company does not expect to recognize revenue for live hosted trivia events after January 31, 2020. See Note 18 for more information on the live hosted trivia product line.

Pay-to-Play Revenue—The Company recognizes revenue generated from its customers’ patrons who access the Company’s premium games on the tablets. This revenue is recognized at a point in time based on usage-based royalty revenue guidance. The Company generally shares the revenue with the customer whose patrons generated the revenue. In cases where the Company determines that it is the principal and the customer is the agent, the Company recognizes this revenue on a gross basis, with the amount of revenue shared with the customer as a direct expense. In cases where the Company determines it is the agent and the principal is the customer, the Company recognizes the revenue on a net basis. Costs associated with procuring the game license or developing the games are recognized over the life of the license or expected life of the developed game. Generally, there is no unbilled revenue or deferred revenue associated with the Company’s pay-to-play games.

Professional Development Revenue—Depending on the type of development work the Company is performing, the Company will recognize revenue, and associated costs, at the point in time when the Company satisfies each performance obligation, which is generally when the customer can direct the use of, and obtain substantially all of the remaining benefits of the goods or service provided. For services provided over time, the corresponding revenue is generally recognized over the time the Company provides such services. Any payments received before satisfying the performance obligations are recorded as deferred revenue and recognized as revenue when or as such obligations are satisfied. The Company does not have unbilled revenue assets associated with professional development services.

Revenue Concentrations

The Company’s customers predominantly range from small independently operated bars and restaurants to bars and restaurants operated by national chains. This results in diverse venue sizes and locations. As of December 31, 2018, 2,639 venues in the U.S. and Canada subscribed to our interactive entertainment network, of which approximately 46% were Buffalo Wild Wings corporate-owned restaurants and its franchisees. As of December 31, 2019, the Company’s site count declined to 1,440 venues primarily due to the termination of its agreement with Buffalo Wild Wings corporate-owned restaurants and most of its franchisees in November 2019 in accordance with the terms of the agreement. See Note (1) BASIS OF PRESENTATION—Basis of Accounting Presentation, above and ITEM 1A. “Risk Factors” in Part I of the 2019 10-K.

The table below sets forth the approximate amount of revenue the Company generated from Buffalo Wild Wings corporate-owned restaurants and its franchisees during the years ended December 31, 2019 and 2018, and the percentage of total revenue that such amount represents for such periods:

	Year Ended December 31,
	2019	2018
Buffalo Wild Wings revenue	$6,820,000	$10,180,000
Percent of total revenue	34%	44%

As of December 31, 2019 and 2018, approximately $158,000 and $552,000, respectively, was included in accounts receivable from Buffalo Wild Wings corporate-owned restaurants and its franchisees.

The geographic breakdown of the Company’s revenue for the years ended December 31, 2019 and 2018 were as follows:

	For the years ended December 31,
	2019	2018
United States	$19,153,000	$22,653,000
Canada	653,000	682,000
Total revenue	$19,806,000	$23,335,000

Contract Assets and Liabilities

The Company enters into contracts and may recognize contract assets and liabilities that arise from these contracts. The Company recognizes revenue and corresponding cash for customers who auto pay via their bank account or credit card, or the Company recognizes a corresponding accounts receivable for customers the Company invoices. The Company may receive consideration from customers, per the terms of the contract, prior to transferring goods or services to the customer. In such instances, the Company records a contract liability and recognizes the contract liability as revenue when all revenue recognition criteria are met. The table below shows the balance of contract liabilities as of December 31, 2019 and December 31, 2018, including the change during the period.

Deferred Revenue
Balance at January 1, 2019	$1,297,000
New performance obligations	1,093,000
Revenue recognized	(1,928,000)
Balance at December 31, 2019	462,000
Less non-current portion	(2,000)
Current portion at December 31, 2019	$460,000

The Company capitalizes installation costs associated with installing equipment in a customer location and sales commissions as a deferred cost asset on the balance sheet. For installation costs that are of an amount that is less than or equal to the deferred installation revenue for the related contract, the amortization period approximates the longer of the contract term and the expected term of the customer relationship. For any excess installation costs that exceed the deferred revenue, the amortization period of the excess cost is the initial term of the contract, which is generally one to two years because the Company can still recover that excess cost in the initial term of the contract. The Company amortizes commission costs over the longer of the contract term and the expected term of the customer relationship. The tables below show the balance of the unamortized installation cost and sales commissions as of December 31, 2019 and December 31, 2018, including the change during the period.

	Installation Costs	Sales Commissions	Total Deferred Costs
Balance at January 1, 2019	$321,000	$103,000	$424,000
Incremental costs deferred	352,000	161,000	513,000
Deferred costs recognized	(486,000)	(177,000)	(663,000)
Balance at December 31, 2019	187,000	87,000	274,000

Research and Development—Research and development costs, which include the cost of equipment the Company is evaluating for future integration or use, are expensed as incurred. For the years ended December 31, 2019 and 2018, research and developments costs totaled $26,000 and $72,000, respectively, and are included in selling, general and administrative expense.

Software Development Costs—The Company capitalizes costs related to developing certain software products in accordance with ASC No. 350. The Company recognizes costs related to interactive programs on a straight-line basis over the programs’ estimated useful lives, generally two to three years. Amortization expense relating to capitalized software development costs totaled $519,000 and $382,000 for the years ended December 31, 2019 and 2018, respectively. As of December 31, 2019 and 2018, approximately $177,000 and $1,296,000, respectively, of capitalized software costs were not subject to amortization as the development of various software projects was not complete.

The Company performed its annual review of software development projects for the years ended December 31, 2019 and 2018, and determined to abandon various software development projects that the Company concluded were no longer a current strategic fit or for which it determined that the marketability of the content had decreased due to obtaining additional information regarding the specific industry for which the content was intended. As a result, for the quarter ended December 31, 2019, the Company recognized an impairment of $498,000. There was no impairment charge for the quarter ended December 31, 2018. For the year ended December 31, 2019 and 2018, the Company recognized an impairment charge of $550,000 and $23,000, respectively. Impairment of capitalized software is shown separately on the Company’s consolidated statement of operations.

Advertising Costs—There were no marketing-related advertising costs for the either of the years ended December 31, 2019 or 2018.

Shipping and Handling Costs—Shipping and handling costs are included in direct operating costs in the accompanying consolidated statements of operations and are expensed as incurred.

Stock-Based Compensation—The Company records stock-based compensation in accordance with ASC No. 718, Compensation – Stock Compensation. The Company estimates the fair value of stock options using the Black-Scholes option pricing model. The fair value of stock options granted is recognized as expense over the requisite service period. Stock-based compensation expense for share-based payment awards is recognized using the straight-line single-option method. On January 1, 2019, the Company adopted Accounting Standards Update (“ASU”) No. 2018-07, Compensation – Stock Compensation (Topic 718) – Improvements to Nonemployee Share-Based Payment Accounting. The adoption of this ASU did not have a material impact on the Company’s consolidated financial statements.

Income Taxes—Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

ASC No. 740, Income Taxes, defines the threshold for recognizing the benefits of tax return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority. A tax position that meets the “more-likely-than-not” criterion is measured at the largest amount of benefit that is more than 50% likely of being realized upon ultimate settlement. The Company reviewed its tax positions and determined that an adjustment to the tax provision is not considered necessary nor is a reserve for income taxes required.

Earnings Per Share—Basic and diluted loss per common share have been computed by dividing the losses applicable to common stock by the weighted average number of common shares outstanding. The Company’s basic and fully diluted earnings per share (“EPS”) calculation are the same since the increased number of shares that would be included in the diluted calculation from assumed exercise of common stock equivalents would be anti-dilutive to the net loss in each of the years shown in the consolidated financial statements.

Segment Reporting—In accordance with ASC No. 280, Segment Reporting, the Company has determined that it operates as one operating segment. Decisions regarding the Company’s overall operating performance and allocation of its resources are assessed on a consolidated basis.

Recent Accounting Pronouncements

In December 2019, the Financial Accounting Standards Board (the “FASB”) issued ASU No. 2019-12, Income Taxes (Topic 740) – Simplifying the Accounting for Income Taxes. This ASU enhances and simplifies various aspect of the income tax accounting guidance, including requirements such as tax basis step-up in goodwill obtained in a transaction that is not a business combination, ownership changes in investments, methodology for calculating income taxes in an interim period when a year-to-date loss exceeds the anticipated loss for the year and interim-period accounting for enacted changes in tax law. The amendment will be effective for public companies with fiscal years beginning after December 15, 2020, (which will be January 1, 2021 for the Company); early adoption is permitted. The Company is currently assessing the impact of this pronouncement to its consolidated financial statements.

In November 2019, the FASB issued ASU No. 2019-08, Compensation – Stock Compensation (Topic 718) and Revenue from Contracts with Customers (Topic 606) (“ASU No. 2019-08”). This ASU requires that an entity measure and classify share-based payment awards granted to a customer by applying the guidance in Topic 718. The amount recorded as a reduction of the transaction price is required to be measured on the basis of the grant-date fair value of the share-based payment award in accordance with Topic 718. The grant date is the date at which a grantor (supplier) and a grantee (customer) reach a mutual understanding of the key terms and conditions of a share-based payment award. The classification and subsequent measurement of the award are subject to the guidance in Topic 718 unless the share-based payment award is subsequently modified and the grantee is no longer a customer. The standard is effective for fiscal years beginning after December 15, 2019 (which was January 1, 2020 for the Company). The adoption of this standard is not expected to have a material impact on the Company’s consolidated financial statements.

In November 2018, the FASB issued ASU No. 2018-18, Collaborative Arrangements (Topic 808): Clarifying the Interaction between Topic 808 and Topic 606. This ASU requires certain transactions between participants in a collaborative arrangement to be accounted for as revenue under the new revenue standard when the participant is a customer. The standard is effective for fiscal years beginning after December 15, 2019 (which was January 1, 2020 for the Company). The adoption of this standard is not expected to have a material impact on the Company’s consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-15, Intangibles - Goodwill and Other - Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That is a Service Contract. This ASU aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. The standard is effective for fiscal years beginning after December 15, 2019 (which was January 1, 2020 for the Company) and can be applied either retrospectively or prospectively to all implementation costs incurred after the date of adoption. The adoption of this ASU is not expected to have a significant impact on the Company’s consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. This ASU modifies certain disclosure requirements on fair value measurements. The standard is effective for fiscal years beginning after December 15, 2019 (which was January 1, 2020 for the Company). The adoption of this ASU is not expected to have a significant impact on the Company’s consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments, which supersedes current guidance requiring recognition of credit losses when it is probable that a loss has been incurred. The ASU requires an entity to establish an allowance for estimated credit losses on financial assets, including trade and other receivables, at each reporting date. This ASU will result in earlier recognition of allowances for losses on trade and other receivables and other contractual rights to receive cash. For smaller reporting companies, the effective date for this standard has been delayed and will be effective for fiscal years beginning after December 15, 2022 (which will be January 1, 2023 for the Company). The Company is evaluating the impact that the adoption of this standard will have on its consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842); in July 2018, the FASB issued ASU No. 2018-11, Leases (Topic 842): Targeted Improvements; and in December 2018, the FASB issued ASU No. 2018-20, Leases (Topic 842) – Narrow-Scope Improvements for Lessors, (collectively “Topic 842”). Topic 842 primarily requires lessees to recognize at the lease commencement date a lease liability, which is the lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis, and a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. Topic 842 was effective for fiscal periods beginning after December 15, 2018 (which was January 1, 2019 for the Company), including interim periods within those fiscal years. Lessees and lessors must either (i) apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements or (ii) recognize a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Applying a full retrospective transition approach is not allowed. The Company has elected to use the cumulative-effect transition method upon adoption.

Topic 842 also allows lessees and lessors to elect certain practical expedients. The Company elected the following practical expedients:

●	Transitional practical expedients, which must be elected as a package and applied consistently to all of the Company’s leases:

○	The Company need not reassess whether any expired or existing contracts are or contain leases.
○	The Company need not reassess the lease classification for any expired or existing leases (that is, all existing leases that were classified as operating leases in accordance with the previous guidance will be classified as operating leases, and all existing leases that were classified as capital leases in accordance with the previous guidance will be classified as finance leases).
○	The Company need not reassess initial direct costs for any existing leases.

●	Hindsight practical expedient. The Company elected the hindsight practical expedient in determining the lease term (that is, when considering lessee options to extend or terminate the lease and to purchase the underlying asset) and in assessing impairment of the Company’s right-of-use assets. The Company may elect this practical expedient separately or with the “practical expedient package,” and the Company must apply it consistently to all of its leases.

Upon adoption of Topic 842, the Company recognized on its consolidated balance sheet as of January 1, 2019 approximately $3.5 million of operating lease liabilities, and approximately $2.3 million of corresponding operating right-of use assets, net of tenant improvement allowances. The Company also shows the initial recognition of the leases as a supplemental noncash financing activity on the statement of cash flows and the amortization of the noncash lease expense in operating activities. The adoption of Topic 842 did not have a material impact on the Company’s consolidated statement of operations. (See Note 14 for more information.)

Brooklyn Immunotherapeutics, LLC [Member]
Summary of Significant Accounting Policies

NOTE 3 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Company’s financial statement presentation distinguishes a “Predecessor” for the periods prior to the Closing Date and a “Successor” for the periods following (and including) the Closing Date. The operating results of IRX for the period January 1, 2018 through November 5, 2018 are presented for the Predecessor period in the accompanying consolidated financial statements. The financial position and operating results of the BITX as of December 31, 2019 and 2018 and for the year ended December 31, 2019 and the period from November 6, 2018 through December 31, 2018 are presented for the Successor period in the accompanying financial statements.

The Predecessor’s significant accounting policies are substantially the same as those of the Successor presented below.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities; (b) disclosure of contingent assets and liabilities at the date of the financial statements; (c) the reported amounts of revenues and expenses during the reporting period and (d) the reported amount of the fair value of assets acquired in connection with the business combination. Actual results could differ from those estimates. The Company’s significant estimates and assumptions include the recoverability and useful lives of long-lived assets and the valuation of stock-based compensation.

Cash and Cash Equivalents

The Company classifies highly liquid investments with a remaining contractual maturity at date of purchase of three months or less as cash equivalents. The Company had no cash equivalents as of December 31, 2019 and 2018.

Restricted Cash

The Company has an agreement to maintain cash balances at a financial institution as collateral for a letter of credit related to the Company’s lease agreement for its office space in New York, NY, which automatically renews on an annual basis. The total amount committed under the letter of credit is $86,000 as of December 31, 2019 and 2018.

Property and Equipment

Property and equipment are recorded at cost and are depreciated over their estimated useful lives using the straight-line method. Laboratory and manufacturing equipment are depreciated over an estimated useful life of 7 years. Leasehold improvements are depreciated over the shorter of their estimated useful life, or the lease term. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation of these assets are removed from the accounts and the resulting gain or losses are reflected in the results of operations. Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets acquired in business combinations. Goodwill is not amortized but is tested for impairment annually, or if events occur or circumstances change that would reduce the fair value of a reporting unit below its carrying value. Since management evaluates the Company as a single reporting unit, goodwill is tested for impairment at the entity level by first performing a qualitative assessment to determine whether it is more likely than not that the fair value of the entity is less than its carrying value. If the entity does not pass the qualitative assessment, then the entity’s carrying value is compared to its fair value. Goodwill is considered impaired if the carrying value of the entity exceeds its fair value.

In Process Research and Development

In-process research and development (“IPR&D”) assets represent the fair value assigned to technologies that were acquired on November 5, 2018 in connection with the Asset Purchase Agreement, which have not reached technological feasibility and have no alternative future use. IPR&D assets are considered to be indefinite-lived until the completion or abandonment of the associated research and development projects. During the period that the IPR&D assets are considered indefinite-lived, they are tested for impairment on an annual basis, or more frequently if the Successor becomes aware of any events occurring or changes in circumstances that indicate that the fair value of the IPR&D assets are less than their carrying amounts. If and when development is complete, which generally occurs upon regulatory approval, and the Successor is able to commercialize products associated with the IPR&D assets, these assets are then deemed definite-lived and are amortized based on their estimated useful lives beginning at that point in time. If development is terminated or abandoned, the Successor may have a full or partial impairment charge related to the IPR&D assets, calculated as the excess of carrying value of the IPR&D assets over fair value.

Impairment of Long-Lived Assets

The Company reviews long-lived assets and certain identifiable assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recovered. An impairment exists when the carrying value of the long-lived asset is not recoverable and exceeds its fair value.

Research and Development

Research and development expenditures are charged to operations as incurred.

Income Taxes

The Company is not subject to U.S. federal, state, and income taxes for the Successor period, since all of its income or losses are passed through to its members. Taxable income attributable to New York City during the year ended December 31, 2019 and the period from November 6, 2018 through December 31, 2018 is subject to the New York City Unincorporated Business Tax. During the Predecessor period, the Company was subject to corporate income taxes in the U.S. Federal jurisdiction, the state of New York and New York City.

The Company records deferred tax liabilities and assets based on the differences between the financial statement carrying amounts and the tax basis of assets and liabilities, using enacted tax rates in effect in the years the differences are expected to reverse and established a valuation allowance when it was more likely than not that some portion or all of the deferred tax assets would not be realized. Income tax expense consists of the tax payable for the period and the change during the period in deferred tax assets and liabilities.

Tax benefits from uncertain tax positions are recognized only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution. The Company has no material uncertain tax positions for any of the reporting periods presented.

Concentration of Credit Risk

The Company maintains its cash balances in financial institutions located in the United States. Accounts at each institution are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. At times, the Company’s cash balances may be uninsured for deposit accounts that exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance limit.

A single vendor accounted for 14.0% of the Company’s purchases during the year ended December 31, 2019. A different vendor accounted for 11% of the Company’s purchases during the year ended December 31, 2018. In the Company’s business, vendor concentrations could be indicative of vulnerabilities in the Company’s supply chain, which could ultimately impact the Company’s ability to continue its research and development activities.

Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants. A fair value hierarchy has been established for valuation inputs that gives the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The fair value hierarchy is as follows:

●	Level 1 Inputs – Valued based on quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

●	Level 2 Inputs – Valued based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These might include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, volatilities, prepayment speeds, credit risks, etc.) or inputs that are derived principally from or corroborated by market data by correlation or other means.

●	Level 3 Inputs – Valued based on inputs for which there is little or no market value, which require the reporting entity to develop its own assumptions.

The carrying amounts reported on the balance sheet for prepaid assets and other current assets, accounts payable and accrued expenses, other current liabilities and other liabilities approximate fair value based due to their short maturities. The carrying value of loans payable approximates its fair market value because the effective yield on this debt, which includes contractual interest rates as well as other finance charges, is comparable to rates of returns for instruments of similar credit risk.

Leases

The Company records straight-line monthly rental expense based on the total amount of the payments due over the lease term in accordance with U.S. GAAP. The difference between rental expense recorded and the amount paid is credited or charged to deferred rent, which is included in accrued expenses in the accompanying balance sheets (see Note 11 - Commitments and Contingencies, Sublease Agreement).

Commitment and Contingencies

The Company follows Accounting Standards Codification (“ASC”) No.450-20 (“ASC 450-20”), Loss Contingencies, to report accounting for contingencies. Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Equity Based Compensation

Compensation expense for equity-based awards granted to employees is based on the estimated grant-date fair value of the award and is recognized ratably over the vesting period.

Subsequent Events

Management has evaluated subsequent events to determine if events or transactions occurring through April 24, 2020, the date on which the financial statements were available to be issued, require potential adjustment to or disclosure in the Company’s financial statements.